UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): September 9, 2020
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On September 9, 2020, Chris Cartwright, President and CEO, and Todd Cello, Executive Vice President and CFO of TransUnion (the “Company”), will participate in a virtual industry forum. Mr. Cartwright will provide an update on business trends in the Company’s businesses since it reported second quarter earnings on July 28, 2020. He will share that based on trends over the past two months, the Company has increased confidence that it will at least achieve its base case scenario and is currently trending toward the high end of the Adjusted Revenue range provided. If certain trends persist, the Company could achieve its upside case scenario. The third quarter 2020 base case and upside case scenario-based outlooks discussed on July 28 are set forth below. For details on each of the scenarios, please see the second quarter 2020 earnings presentation materials that are available on the TransUnion Investor Relations website at www.transunion.com/tru.
Overall, our businesses continue to benefit from the economic activity resulting from re-openings and government stimulus in many markets as well as our successful proactive efforts to support customers and consumers during the pandemic. Almost all significant areas of our business are now expected to show quarter-over-quarter improvement in their year-over-year growth rates.
•In our Financial Services vertical, mortgage (both refinancing and purchase) continues to have very strong performance, fueled by a historically low rate environment. Auto lending continues to trend similarly to June and July, as dealers and OEMs offer attractive incentives. Consumer Lending has picked up slightly as these lenders are cautiously returning to customer acquisition. For Card, the underlying market trends continue to improve as well. However, our business is comparing against a highly successful credit card launch in the third quarter of 2019.
•In our Emerging Verticals, many areas including Insurance, Tenant and Employment Screening, Telco and Collections are trending better than in the second quarter. In most cases, this is a continuation of positive trends related to re-openings and the associated increase in economic activity. Public Sector continues to deliver in-line with its original 2020 plan as most government activity has continued unabated. As expected, the Healthcare vertical is trending to a larger decline in the third quarter than the second quarter due to the reasons provided on the Company's July 28, 2020 earnings call.
•In the Consumer Interactive segment, the Direct channel continues to be strong and generally in-line with the very good second quarter performance behind continued successful marketing to consumers focused on their credit health. Conversely, the Indirect channel has weakened as expected. This is the result of some of our lead aggregator customers pulling back on marketing, causing a reduction in their subscriber base, which will likely lead to the segment growth rate being slightly lower than it was in the second quarter.
•International is trending better than the second quarter with improvement in every key region or country, particularly in our emerging markets. This is largely due to the benefits of ongoing reopening activity, government stimulus in some markets and our proactive efforts to support our customers and consumers during the pandemic.
Base Case – Potential Financial Outcome
•Adjusted Revenue: decline 0% to 5%
▪Includes 1 point of FX headwind
▪U.S. Markets: flat to low-single-digits percent growth
▪International: low-teens percent decline
▪Consumer Interactive: low-single-digits percent decline
•Adjusted EBITDA: decline 6% to 12%
▪Includes 1 point of FX headwind
•Adjusted EPS: decline less than Adjusted EBITDA
Upside Case – Potential Financial Outcome
•Adjusted Revenue: growth

•Adjusted EBITDA: better than 6% decline and could grow
•Adjusted EPS: decline less than Adjusted EBITDA

This Form 8-K is being furnished solely to satisfy the requirements of Regulation FD.
Non-GAAP Financial Information
This Form 8-K includes the Non-GAAP financial measures of Adjusted Revenue, Adjusted EBITDA and Adjusted EPS as most recently defined in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2020. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. We are unable to provide a reconciliation between the scenario-based outlooks for the non-GAAP measures of Adjusted Revenue, Adjusted EBITDA and Adjusted EPS to the GAAP measures of revenue, net income attributable to TransUnion and earnings per share without unreasonable efforts due to the unavailability of reliable estimates for certain items included in our update. These items are not within the Company’s control and may vary greatly and could significantly impact our third quarter financial results.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this Form 8-K that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plans and strategies. Factors that could cause actual results to differ materially from those described in the forward-looking statements, including the effects of the COVID-19 pandemic and the timing of the recovery from the COVID-19 pandemic, can be found in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Reports for the quarterly periods ended March 31, and June 30, 2020, and any subsequent Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). Many of these factors are beyond our control. The forward-looking statements contained in this Form 8-K speak only as of the date hereof. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date hereof.
The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File -- the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION
Date: September 9, 2020

By:	/s/ Timothy Elberfeld
Name:	Timothy Elberfeld
Title:	Senior Vice President, Chief Accounting Officer